Share Capital	12 Months Ended
Dec. 31, 2018
Share Capital [abstract]
Share Capital

22.  Share Capital

(a)    Authorized Sshare Ccapital

The Company has an unlimited number of common shares without par value authorized for issue.

In February 2017, the Company closed an offering by issuing an aggregate of 11,873,750 common shares at a price of US$6.30 per common share for gross proceeds of $74,804, or net proceeds of $70,497 after share issuance costs.

(b)    Stock Options

The Company’s Stock Option Plan, as amended and approved from time to time, permits the Company to issue up to 12,200,000 stock options. As at December 31, 2018, a total of 1,574,403 common shares were available for issuance under the plan.

	Number of stock options	Weighted average exercise price
		Canadian dollars
Outstanding, December 31, 2016	844,993	$4.19
Exercised	(307,160)	3.39
Forfeited	617,694	6.35
Outstanding, December 31, 2017	1,155,527	5.56
Exercised	(20,000)	0.85
Granted	648,502	6.21
Outstanding, December 31, 2018	1,784,029	$5.85

Vested and exercisable, December 31, 2017	537,833	$4.64
Vested and exercisable, December 31, 2018	826,680	$5.37

The assumptions used to estimate the fair value of the stock options granted during the year ended December 31, 2018 were a risk-free interest rate of 1.79% - 1.90%, expected volatility of 67.56% - 68.16%, expected life of 3 years, expected forfeiture rate of 5.57%, and an expected dividend yield of nil. The fair value, as determined using the Black-Scholes model, was between $2.69 and $3.09 per option granted in the period.

During the year ended December 31, 2018, the Company expensed a total of $1,358, in share-based payments related to the vesting of stock options (2017 – $674).

(c)    Warrants

	Number of warrants	Weighted average exercise price
		Canadian dollars
Outstanding, December 31, 2016	582,977	$6.01
Exercised	(238,515)	6.01
Outstanding, December 31, 2017	344,462	$6.01
Exercised	(204,462)	6.01
Expired unvested	(140,000)	6.01
Outstanding, December 31, 2018	-	$-